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                                                                   EXHIBIT 10.22



                       AMENDMENT TO EMPLOYMENT AGREEMENT


                 This Amendment to Employment Agreement (the "Amendment") is entered into April 15, 1997 by and between COSTILLA ENERGY, INC. (the "Company") and BOBBY W. PAGE ("Page").

                                R E C I T A L S

                 A. Costilla Petroleum Corporation and Costilla Energy, L.L.C. (collectively, the "Predecessor Entities") and Page entered into an Employment Agreement dated June 30, 1996, (the "Original Agreement").

                 B. The Company has assumed the obligations of the Predecessor Entities under the Original Agreement as a result of mergers between the Predecessor Entities and the Company.

                 C. The Company and Page have agreed to modify the Original Agreement by this Amendment for the sole purpose of modifying Page's title under Section 4 of the Original Agreement.

                 NOW, THEREFORE, the Company and Page for good and valuable consideration, the receipt and sufficiency of which are acknowledged agree to modify the Agreement as follows:

                 1. The first sentence of Section 4 of the Agreement is deleted and replaced to read in its entirety as follows:

                 "Page's title during his term of employment shall be Senior Vice President, Secretary, Treasurer and Chief Financial Officer."

                 2. Except as modified by this Agreement, all other terms of the Original Agreement shall remain unchanged.

                 EXECUTED the date and year first above written.

                                       COSTILLA ENERGY, INC.


                                       By: /s/ Michael J. Grella
                                          -------------------------------
                                           Michael J. Grella, President


                                           /s/ Bobby W. Page
                                          -------------------------------
                                                BOBBY W. PAGE